EX-32                                      SECTION 1350 CERTIFICATION

                        SECTION 1350 CERTIFICATION

In connection with the Annual Report of E.T. Corporation
("Company") on Form 10-KSB for the fiscal year ended September 30, 2003 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: December 29, 2003               /s/  Sidney B. Fowlds
                                       Sidney B. Fowlds, President


Dated: December 29, 2003               /s/  Anthony V. Feimann
                                       Anthony V. Feimann,
                                       Secretary/Treasurer